UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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SWK HOLDINGS CORPORATION

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SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

Dear Fellow Stockholders:

You are cordially invited to attend our 2020 Annual Meeting of Stockholders to be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Monday, May 18, 2020 at 9:00 a.m. central time. We will provide instructions on how stockholders can attend and participate in the Annual Meeting remotely via press release and by filing additional soliciting materials with the Securities and Exchange Commission. The press release will also be available on the “Investor Relations/News Releases” section of our website at www.swkhold.investorroom.com.

The matters expected to be acted upon at our 2020 Annual Meeting of Stockholders are the election of six (6) directors, the ratification of the appointment of BPM LLP as our independent auditors for the fiscal year ending December 31, 2020 and the approval on an advisory basis of the compensation paid to certain officers.

These proposals are described in detail in the accompanying Notice of the 2020 Annual Meeting of Stockholders and Proxy Statement.

Whether you plan to attend our 2020 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2020 Annual Meeting of Stockholders, or submit your proxy by Internet or telephone pursuant to the instructions on the accompanying proxy card, so that your shares will be represented at the meeting. Returning the proxy card or submitting your proxy by Internet or telephone does not deprive you of your right to attend our 2020 Annual Meeting of Stockholders and to vote your shares at the meeting and in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,

Winston L Black
Chairman of the Board

Dallas, Texas

April 29, 2020

This Proxy Statement will first be mailed to the Company’s stockholders on or about April 29, 2020.

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

MESSAGE FROM OUR CHIEF EXECUTIVE

Dear Fellow Stakeholders:

Following a productive 2019 fiscal year, we entered 2020 seeking to generate near-term and longer-range returns to the stockholders of SWK by capitalizing on our unique position as a leader in the specialty healthcare finance industry focused on commercial-stage, small to mid-sized life science companies and royalty owners. The strategy, which we continue to execute, is focused on expanding our traditional specialty healthcare finance business through synergistic transactions that offer both attractive valuations and upside optionality capable of driving returns for our stockholders. Our transformational acquisition of Enteris BioPharma, Inc. (“Enteris”) is evidence of this plan in action.

Dovetailing our initiatives to enhance SWK’s business, our common stock is now traded on the NASDAQ Capital Market. In order to enable us to achieve that goal, we enhanced our Board of Directors to comply with the listing requirements and infuse the team with expertise that aligns with our growth strategy.

Through it all, SWK remains laser focused on securing transactions that leverage our well-established reputation as a trusted financing partner for small to mid-sized life sciences companies looking for capital to support their growth opportunities. This is our core business, and we expect it to remain the primary growth driver for SWK.

I would like to take this opportunity to highlight some of our accomplishments and how these events feed into our future plans. All of this was made possible by the diligent efforts of our lean SWK team. We would like to thank our employees for their dedication and loyalty and our stakeholders for their continued support as we evolve our model and grow SWK.

A Productive 2019 Fiscal Year

In 2019, SWK closed five new transactions and had three successful repayments. SWK also raised a credit facility to support growth efforts and initiated a stock buyback program, which was resumed earlier this year. SWK anticipates continued strength into 2020 and beyond. Given our reputation as a trusted financing partner for life science companies seeking unique financing structures to support growth, our opportunity pipeline remains very active. Since launching in 2012, SWK has successfully executed this business model with 36 partners, deployed $539 million of capital and created a portfolio of royalties and structured credit backed by royalties that totals approximately $180 million across 23 partners. That said, SWK seeks to continue to improve the quality of our portfolio and our management with disciplined underwriting.

Fiscal 2019 Acquisition

On August 26, 2019, SWK announced a strategic acquisition whereby SWK acquired Enteris from a private equity firm (“Seller”). Enteris is a biotechnology company offering innovative formulation solutions utilizing its proprietary oral drug delivery technology, Peptelligence®. Enteris will operate as a wholly-owned subsidiary of SWK.

Under the terms of the deal, SWK paid $21.5 million to the Seller. Further, Enteris and the seller will share the milestone and royalty proceeds of the Non-Exclusive License Agreement between Enteris and Cara Therapeutics, Inc. (“Cara”) executed on August 20, 2019 under which Enteris licensed its proprietary Peptelligence® oral drug formulation to Cara for use with its Oral KORSUVA™ drug development candidate per the following conditions:

•	Seller received 100 percent of the $8 million upfront amount paid upon execution of the Cara license;
•	Seller will receive 40 percent of the first milestone payment, with Enteris to receive 60 percent of such payment;
•	Seller will receive 75 percent of any remaining milestone and royalty payments until Seller receives an aggregate $32.75 million, excluding the first milestone payment, with Enteris entitled to the remaining 25 percent; and
•	All proceeds thereafter will be split evenly between Enteris and Seller.

Leadership Changes

SWK made some key changes to its Board of Directors during fiscal year 2019. On August 30, 2019, the board expanded to include six members, and upon the recommendation of the Governance and Nominating Committee, appointed both Winston L. Black, III, Chief Executive Officer of SWK, and Aaron G.L. Fletcher, Ph.D., to the newly created board seats. The board also appointed Dr. Fletcher to its Audit Committee. Subsequently, at our 2019 annual meeting, all of our directors were re-elected to serve until the 2020 annual meeting.

Uplisting to NASDAQ Capital Market

On January 21, 2020, SWK Holdings announced that its shares of common stock were approved for listing on the Nasdaq Capital Market. Trading on the exchange commenced on January 23, 2020 under the ticker symbol “SWKH.”

Impact of the Coronavirus Pandemic

Coronavirus or COVID-19 is an unprecedented global health crisis, impacting all aspects of society and business. SWK, like all businesses, is not immune, and we are actively taking measures to mitigate the impact of the situation as much as possible, day by day. Unquestionably, COVID-19 is having a far-reaching effect on the broader life science sector, and we are vigilantly monitoring the situation and, in particular, the potential impact on our portfolio companies, their liquidity and contingency plans. Since the outbreak began, we have been in regular contact with the individual management teams across the portfolio, initially focused on supply chain disruptions, and more recently, focused on business visibility. While we do expect our partner companies to experience sudden choppiness in business trends, we believe much of this will be demand deferral vs. demand destruction, with many of these businesses poised to rebound as hospitals and doctors’ offices re-open to address patient needs. We believe this is due to SWK’s focus on investing in small and mid-sized life sciences companies with strong intellectual property protecting commercial products that fill important demands within the healthcare system.

Given this, we are prepared to prudently support our partner companies during this unprecedented time of stress, and importantly, remain actively identifying opportunities to put our capital to work. Specifically thinking about offense, the unprecedented dislocation broadly brought on by COVID-19 should undoubtedly create compelling investment opportunities as many small to mid-sized healthcare companies with otherwise strong product offerings will be in the need of capital. This is ideally suited our business model.

In Closing

The past 12 months have been transformative for SWK, marked not only by the robust performance of our specialty finance business and the August 2019 acquisition of Enteris, but also the recent uplisting of our stock to the Nasdaq Capital Market. These accomplishments underscore a broader growth strategy being implemented by SWK intended to build value for our shareholders and enhance our position as the go-to specialty financing firm for small and mid-sized commercial-stage life sciences companies.

Sincerely,

Winston L. Black III
Chief Executive Officer

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

Due to the public health impact of the novel coronavirus outbreak (COVID-19) and to support the health and well-being of our management and stockholders, NOTICE IS HEREBY GIVEN that the Annual Meeting of SWK Holdings Corporation (the “Company”) will be held in a virtual meeting format only via the Internet. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Monday, May 18, 2020 at 9:00 a.m. central time.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of D. Blair Baker, Winston L. Black, Aaron G.L. Fletcher, Christopher W. Haga, Edward B. Stead and Michael Weinberg, as directors of the Company to serve until our 2021 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, death or removal;
2.	The ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and
3.	The approval on an advisory basis of the compensation paid to certain executive officers.

You may also be asked to transact such other business as may properly come before our Annual Meeting and any postponement or adjournment of our Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on April 17, 2020 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

By Order of the Board of Directors,

David R. Earhart
General Counsel and Secretary

Dallas, Texas

April 29, 2020

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD, PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2020 Annual Meeting of Stockholders to be held on May 18, 2020:

This notice of the 2020 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at https://swkhold.investorroom.com/annual-meeting.

SWK HOLDINGS CORPORATION
14755 Preston Road, Suite 105
Dallas, Texas 75254

PROXY STATEMENT
April 29, 2020

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held in a virtual meeting format only via the Internet on May 18, 2020, at 9:00 a.m., central time, and at any postponement or adjournment of such meeting. This Proxy Statement, the accompanying Notice of the Annual Meeting and form of proxy will first be mailed to our stockholders on or about April 29, 2020. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2019 Annual Report on Form 10-K, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” the “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote at the Annual Meeting or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION

Record Date and Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only holders of our common stock of record at the close of business on April 17, 2020, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 12,917,853 shares of common stock outstanding and entitled to vote.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote on each matter properly brought before the Annual Meeting. Shares may not be voted cumulatively. Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

Required Votes

Proposal 1. Directors are elected by a plurality of the votes of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

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Proposal 2. The ratification of the Audit Committee’s appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 3. The approval, on an advisory basis, of the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR (i) the nominees for director; (ii) the ratification of the appointment of BPM; and (iii) the approval, on an advisory basis, of the compensation paid to certain executive officers.

If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of votes cast on the proposal, by participants at the Annual Meeting or by proxy. The Board does not propose to conduct any business at the Annual Meeting other than as stated above. If you grant a proxy, Winston L. Black, Chief Executive Officer; Charles Jacobson, Chief Financial Officer; and David R. Earhart, General Counsel and Secretary (collectively referred to as the “proxyholders”) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the Annual Meeting, and in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the Annual Meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record and attend the Annual Meeting, we encourage you to deliver your completed proxy card prior to the meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters to be considered at the Annual Meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to provide voting instructions for each proposal.

If you hold your common shares through a bank, broker or other nominee and want to vote such shares at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you attend the Annual Meeting and vote or legally appoint another proxy to vote on your behalf.

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Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies. In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

Revocability of Proxies

Stockholders of Record. You may change your vote at any time before the proxy is exercised by voting at the Annual Meeting or by filing with our Secretary either a notice revoking the proxy or a properly signed proxy, in each case bearing a later date. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you file the proper documentation.

Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to Be Held May 18, 2020: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, are available at www.swkhold.com/investor-relations/proxy.

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PROPOSAL 1—ELECTION OF DIRECTORS

The directors elected at the Annual Meeting shall be elected to hold office for terms expiring at the 2021 annual meeting.

All of our current directors have agreed to stand for re-election to the Board of Directors at the Annual Meeting. We have no reason to believe that any of them will be unable or unwilling to serve if elected. However, if any of them should become unable for any reason or unwilling to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Director Nominees

The following table sets forth the names of the director nominees, all of whom are existing directors, and information about each (including their ages as of April 29, 2020):

		Committee		Director
Name	Age	Memberships	Principal Occupation	Since
D. Blair Baker	59	Audit	President, Precept Capital Management	2014

Winston L. Black	44		Chief Executive Officer, SWK Holdings Corporation	2019

Aaron G.L. Fletcher	40	Audit	President, Bios Research and Managing Partner, Bios Partners, L.P.	2019

Christopher W. Haga	52	Compensation	Portfolio Management	2014

Edward B. Stead	73	Audit, Governance	Private Investor	2014

Michael D. Weinberg	56	Governance, Compensation	Private Investor	2009

D. Blair Baker. Mr. Baker was appointed to the Board in August 2014. Mr. Baker has served as the president of Precept Capital Management (“Precept”), an investment management company based in Dallas, Texas, since he founded Precept in 1998. Precept invests across multiple industries and asset types, focusing primarily on publicly-traded securities. His investments in the healthcare sector have included pharmaceutical, medical device, biotech, medical services and medical technology. He has extensive relationships throughout the industry. Mr. Baker also formed an oil and gas operating company with ongoing operations in the Fort Worth Basin in North Texas. Other relevant prior experience includes Mr. Baker’s position as vice president and securities analyst covering telecommunications equipment companies at Rauscher Pierce Refsnes (later acquired by RBC) and as a member of the research team at Friess Associates that managed $7 billion of client assets.

The Board has determined that Mr. Baker is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Winston Black. Mr. Black was appointed CEO in January 2016. Prior to that time, Mr. Black served as Managing Director. Mr. Black joined SWK in May 2012 from PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude.

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The Board has determined that Mr. Black is qualified to serve on the Board due to his position as Chief Executive Officer of the Company and his extensive financial and investment experience.

Aaron G.L. Fletcher. Dr. Fletcher currently serves as President of Bios Research, a financial services firm that he founded to provide public equity research in the health care industry tailored to institutional firms and large family offices. In addition to his position at Bios Research, Dr. Fletcher is a Managing Partner at Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. Dr. Fletcher also serves as a director on the Boards of Lung Therapeutics, Actuate Therapeutics, AbiliTech Medical, Cognition Therapeutics, Cue Biopharma, and TFF Pharma, and works as an independent consultant for the biotech/healthcare equity industry. Dr. Fletcher holds a Ph.D. in Biochemistry from Colorado State University and serves as a visiting professor at Dallas Baptist University.

The Board has determined that Dr. Fletcher is qualified to serve on the Board due to his extensive financial and investment experience in the life sciences industry.

Christopher W. Haga. Mr. Haga was appointed to the Board in August 2014. Mr. Haga is Portfolio Manager and Head of Strategic Investments at Carlson Capital, L.P. (“Carlson Capital”), an investment management business which, as of April 17, 2020, beneficially owned 70.7 percent of our outstanding Common Stock. Mr. Haga, who joined Carlson Capital in 2003, has 25 years of experience in public and private investing, investment banking and structured finance. Prior to Carlson Capital, Mr. Haga held investment banking and principal investing roles at RBC Capital Markets, Stephens, Inc., Lehman Brothers (London) and Alex. Brown & Sons. Mr. Haga holds a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill and an M.B.A. degree from the University of Virginia. Mr. Haga is also a director of Consolidated-Tomoka Land Co.

 The Board has determined that Mr. Haga is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Edward B. Stead. Mr. Stead was appointed to the Board in August 2014. Mr. Stead began his career as a lawyer at IBM from 1973 to 1985. He then served at Apple Computer, Inc. from 1987 until 1996, where he held titles up to and including Senior Vice President, General Counsel and Secretary. At Apple, Mr. Stead led the significant advance of Apple in filing of patented inventions. He also served as Executive Vice President, General Counsel and Secretary of Blockbuster, Inc. from 1997 until 2006. Mr. Stead has served on the Legal Advisory Boards of both the NYSE and the NASD. He is currently a member of the American Law Institute. Mr. Stead’s current primary occupation is a private investor.

The Board has determined that Mr. Stead is qualified to continue to serve on the Board due to his extensive legal and business experience, as well as his extensive intellectual property experience.

Michael D. Weinberg. Mr. Weinberg has served on the Board since December 2009 and was recommended as a nominee to the Board by Carlson Capital. Mr. Weinberg is currently a private investor and Senior Advisor to Bon Voyage Management, a single-family office. Mr. Weinberg was employed at Carlson Capital from 1999 to 2019 in a variety of investment and operational roles, retiring as Chief Operating Officer and Partner in 2019. From 1996 to 1999, Mr. Weinberg was Director of Investments at Richmont Capital Partners, L.P., the investment affiliate of privately-held Mary Kay Cosmetics. Prior to Mary Kay, Mr. Weinberg also held positions as an analyst for Greenbrier Partners, a value-oriented hedge fund, and as an associate attorney for the law firm of Baker Botts L.L.P. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. Mr. Weinberg is a CFA Charterholder. Mr. Weinberg is also a Director of Barbican Group Holdings Limited, an insurance company operating at Lloyds of London, and a director of EnPower, Inc.

The Board has determined that Mr. Weinberg is qualified to continue to serve on the Board due to his extensive financial, investment and legal experience.

The Board recommends a vote FOR the election of the director nominees.

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Board Meetings, Director Independence and Annual Meeting Attendance

Board and Annual Meeting Attendance

The Board met eight times in 2019. During 2019, each director attended all meetings of the Board and committees of the Board on which such director served. Each director is expected to attend the Annual Meeting and each director at such time also attended the Company’s last annual meeting.

Independence

The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in The Nasdaq Stock Market rules and determined that all of our current directors other than
Mr. Black are independent under the rules of The Nasdaq Stock Market.

Committees of the Board

The Board has three standing committees: the audit committee, the compensation committee, and the governance and nominating committee.

Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Messrs. Baker (Chair), Fletcher and Stead. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the SEC. In addition, the Board determined that each of Messrs. Baker, Fletcher and Stead is considered an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met four times in 2019. The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Compensation Committee are Messrs. Weinberg (Chair) and Haga.

The Compensation Committee met one time in 2019. Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the corporate governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.

Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). The members of our Governance and Nominating Committee are Mr. Weinberg (Chair) and Mr. Stead. The Governance and Nominating Committee met one time in 2019. Each of Messrs. Weinberg and Stead meets the independence and other requirements to serve on our Governance and Nominating Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

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The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

Mr. Black serves as Chairman of the Board and Chief Executive Officer of the Company.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company. The Audit Committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm. The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Compensation of Directors

Beginning January 2015, the Company compensated non-employee directors with an annual retainer of (i) $45,000 and (ii) a grant of 1,000 shares of restricted stock. In addition, each member of (i) the Audit Committee was entitled to an additional annual retainer of $10,000; (ii) the Compensation Committee was entitled to an additional annual retainer of $1,000; and (iii) the Governance and Nominating Committee was entitled to an additional annual retainer of $2,000. The foregoing was paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director could elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock, based on the closing price of the common stock on the date of payment. Any common stock issued for such compensation vested immediately upon issuance.

The Company commissioned a board compensation study during 2019, and as a result, beginning October 2019, the Company amended the compensation structure for non-employee directors to provide for an annual retainer comprised of (i) $45,000 cash and (ii) a grant of shares of restricted stock with a value of $25,000, subject to a one year vesting period. In addition, the committee compensation was amended such that each member of (i) the Audit Committee is entitled to an additional annual retainer of $11,000; (ii) the Compensation Committee is entitled to an additional annual retainer of $2,000; and (iii) the Governance and Nominating Committee is entitled to an additional annual retainer of $4,000. The foregoing, other than the restricted stock grant, is paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director can elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock, based on the closing price of the common stock on the date of payment. Any common stock issued for such cash compensation vests immediately upon issuance. The $25,000 grant of restricted stock is paid annually on October 1 in advance and is subject to a one-year vest period.

We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board. The Company is also party to indemnification agreements with each of its directors.

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2019 Director Compensation

The table below summarizes the compensation paid by the Company to our non-employee directors for the fiscal year ended December 31, 2019.

	Fees Earned or Paid in Cash	Stock Award(1)	Total
Name	($)	($)	($)
D. Blair Baker	$13,750	$77,673	$91,423
Christopher W. Haga	11,500	70,917	82,417
Aaron G.L. Fletcher	—	47,723	47,723
Edward B. Stead	57,750	36,169	93,919
Michael D. Weinberg	12,000	75,613	87,613

(1)	The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

EXECUTIVE OFFICERS

Our executive officers are our Chief Executive Officer, Winston L. Black, and our Chief Financial Officer, Charles Jacobson. Information regarding Mr. Black is set forth above under “Director Nominees.”

Charles Jacobson. Charles Jacobson, age 48, was appointed CFO in September 2012. Since April 2019, Mr. Jacobson serves as a Partner at CFGI, LLC (“CFGI”). CFGI provides management level finance, accounting and transaction advisory services to public and private companies throughout the United States. From 2007 to 2019, Mr. Jacobson served as the CEO and Managing Director of Pine Hill Group, LLC (“Pine Hill”), a consulting firm which he co-founded in 2007. Pine Hill was acquired by CFGI in April 2019. Mr. Jacobson serves as Director, Interim CEO, and Interim CFO of The PMI Group, Inc. (“PMI”), positions he has held since 2017, 2016, and 2015, respectively. Since 2015, Mr. Jacobson serves as CFO and Director of Parkview Capital Credit, Inc., a Business Development Corporation providing mezzanine debt and equity capital to lower middle market companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC (“Pro Cap”), an investment management business specializing in investments of municipal tax liens. Mr. Jacobson also served on Pro Cap’s board of managers from 2012 to 2014. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2019, and 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	Total
Winston L. Black, CEO	2019	$275,000	$787,742	$150,000	$1,212,742
	2018	$240,000	$784,723	$—	$1,024,723

Charles Jacobson, CFO(1)	2019	$—	$—	$—	$—
	2018	$—	$—	$—	$—

(1)	Mr. Jacobson was appointed CFO effective September 4, 2012. He is not an employee of the Company and receives no salary or other compensation from the Company. He served as the Company’s CFO pursuant to an agreement between the Company and Pine Hill, and now pursuant to an agreement between the Company and CFGI. All of Mr. Jacobson’s compensation was paid by Pine Hill, and is now paid by CFGI. See “Transactions with Related Persons.”

Salary

The amount in the Salary column represents the base salary earned by Mr. Black in the applicable year.

Bonus

The amounts in the bonus column represent bonus awards to Mr. Black calculated in accordance with his employment agreement. The bonus for 2018 was paid in April 2019, and the bonus for 2019 was paid in April 2020.

Material Terms of Employment

On January 28, 2019, the Company entered into a new employment agreement with Mr. Black, effective January 1, 2019, for a term expiring on December 31, 2021, unless earlier terminated (the “Term”). The agreement provides for an annual salary of (i) $275,000 through December 31, 2021 and shall increase three percent effective the first full payroll cycle in each of 2020 and 2021, plus an annual bonus potential based on the Company’s annual pre-tax profit. For 2018 and beyond, the total bonus pool equals (i) 11.0 percent of the average pre-tax profit for the year of calculation and the immediately prior year multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the agreement), subject to certain adjustments.

Mr. Black’s employment agreement provides for 6 months’ severance if Mr. Black is terminated by the Company without cause or he resigns for good reason. In addition, the Company can elect to pay Mr. Black his annual salary for up to eighteen months (following the six months’ severance period) to enforce a non-compete and non-solicitation agreement for up to two years from the date of his separation from the Company.

The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

Since the other employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.

2010 Equity Incentive Plan

On November 8, 2010, the Board approved the 2010 Plan, and the Company’s stockholders approved the plan on November 19, 2019. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. The 2010 Plan is administered by the Compensation Committee of the Board. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests, as well as any other performance condition(s) required for such award agreement to vest. At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

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Outstanding Equity Awards at December 31, 2019

Below are the options outstanding for the Company’s named executive officers as of December 31, 2019.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (exercisable) (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)
Winston L. Black	18,750	(1)	56,250	$8.30	12/31/22
	50,000	(2)	50,000	$13.70	08/18/24
	25,000		50,000	$12.50	01/28/29

(1)	The options vest in 25 percent increments based upon the Company’s 60-day average stock price performance between $12.40 and $24.90 prior to December 31, 2021.
(2)	Fifty percent of the options vested over 4 years beginning December 31, 2015, and fifty percent vest if the 30-day average closing stock price exceeds $20.60 prior to December 31, 2021.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Weinberg and Haga. No members of our Compensation Committee were employees of SWK during 2019. During 2019, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed BPM LLP (“BPM”) as the Company’s independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2020, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm.

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2019 and 2018 Audit Fee Summary

BPM audited our consolidated financial statements for the years ended December 31, 2019, and 2018. Set forth below are the aggregated fees billed for audit and other services provided by BPM for 2019 and 2018:

	Year Ended December 31,
	2019	2018
Audit fees(1)	$248,000	$168,000
Tax fees	—	—
All other fees	—	—
Total fees	$248,000	$168,000

(1)	Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of our quarterly condensed consolidated financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.

Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:

•	Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.
•	Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2019 and 2018 were approved in advance by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services does not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee met four times during 2019.

The current members of the Audit Committee are Mr. Baker, Dr. Fletcher, and Mr. Stead. Dr. Fletcher joined the Audit Committee upon his appointment to the Board on August 30, 2019.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, BPM LLP (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and discussed with BPM its independence from the Company. Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited consolidated financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s consolidated financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the consolidated financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE

D. Blair Baker (Chairperson) Aaron G.L. Fletcher Edward B. Stead
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of April 17, 2020 by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;
•	each of our named executive officers;
•	each of our directors; and
•	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 12,917,853 shares of common stock outstanding as of April 17, 2020 as adjusted to include options and warrants exercisable within 60 days of April 17, 2020 held by the indicated stockholder or stockholders.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
D. Blair Baker	34,090	*
Winston L. Black(1)	118,244	*
Aaron G.L. Fletcher	5,293	*
Christopher W. Haga(2)	29,041	*
Charles Jacobson	606	*
Edward B. Stead	23,265	*
Michael D. Weinberg	73,172	*
All current executive officers and directors as a group (7 persons)	283,711	2.2%

5% Stockholders

Entities affiliated with Carlson Capital, L.P.(3)	9,193,766	70.6%

*Less than one percent.

(1)	Includes options to acquire 93,750 shares of common stock that are currently exercisable. Excludes options to acquire 106,250 shares of common stock that vest based upon the 60-day average closing price of the Company’s common stock and options to acquire 50,000 shares of common stock that vest on December 31, 2020 and December 31, 2021. Excludes 25,000 restricted shares of common stock that vest on December 31, 2020 and December 31, 2021.
(2)	Mr. Haga and Carlson Capital, L.P. have advised the Company that Mr. Haga is an employee of Carlson Capital, L.P., but is not a controlling person thereof.
(3)	Based solely on the Form 4 filed on March 29, 2018, with the SEC reporting beneficial ownership of 9,193,766 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”). Includes 100,000 shares issuable upon the exercise of a warrant held by Double Black Diamond L.P. (“Double Black”). Carlson Capital, L.P. is the investment manager of the Funds and Double Black. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.
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CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5 percent beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest. The Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The Nasdaq Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

On August 28, 2012, the Company appointed Charles Jacobson as the Company’s Chief Financial Officer, effective September 4, 2012. Mr. Jacobson carries out his role as Chief Financial Officer of the Company pursuant to an agreement between the Company and Pine Hill, such agreement was assumed by CFGI on April 1, 2019. The agreement outlines the scope of responsibilities of CFGI, as well as Mr. Jacobson’s role. These include, but are not limited to, matters relating to the preparation and filing of the Company’s periodic reports under the Exchange Act, the preparation of the Company’s consolidated financial statements included therein, and assisting the Company’s independent auditors with respect to developing and maintaining a system of internal control over financial reporting and disclosure controls and procedures. CFGI is compensated at a fixed annual fee plus reasonable expenses for performing services pursuant to the agreement. CFGI is responsible for all payments to Mr. Jacobson. As a result, Mr. Jacobson does not receive direct compensation from the Company and the amount of aggregate payments made to CFGI are based on the amount of work performed on our behalf. In 2019, the Company paid CFGI $339,000 in fees for its services. Of the total $339,000, $174,000 was related to the acquisition of Enteris. In 2018, the Company paid CFGI $203,000 in fees for its services.

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PROPOSAL 3—ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES

We are providing stockholders with an advisory vote on executive compensation, or “Say on Pay.” The Say on Pay vote is a non-binding advisory vote on the compensation of our named executive officers, as described in the Executive Compensation section of this proxy statement, including the compensation tables and accompanying narrative disclosure. Although non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

We strongly believe that our ability to retain and motivate our senior management is essential for us to execute our business plan. We place great importance on the consistency of our senior management in achieving results that we believe will enhance long-term stockholder value.

Stockholders are urged to read the Executive Compensation section of this proxy statement, including the compensation tables and the accompanying narrative disclosure, which discusses our compensation philosophy, policies and procedures, as well as outlines the compensation of our named executive officers in fiscal 2019. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2019 reflects and supports these compensation policies and procedures.

Accordingly, we ask our stockholders to approve the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related material disclosed in the proxy statement for the 2020 Annual Meeting of Stockholders.”

The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of certain executive officers.

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STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2020 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on December 29, 2020. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2020 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by January 17, 2021.

The above-mentioned proposals must also be in compliance with our By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our By-Laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

HOUSEHOLDING

The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS

As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

Winston L. Black III
Chief Executive Officer

Whether or not you plan to attend the 2020 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

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01 - D. Blair Baker 04 - Christopher W. Haga 02 - Winston L. Black 05 - Edward B. Stead 03 - Aaron G.L. Fletcher 06 - Michael D. Weinberg For Withhold For Withhold For Withhold 6 2 B V Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 0393QB + + Proposals - The Board of Directors recommend a vote FOR all the nominees listed and FOR A Proposals 2 and 3. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. B Authorized Signatures - This section must be completed for your vote to count. Please date and sign below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 6 1 5 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # ? ? You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SWKH or scan the QR code - login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SWKH Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters - here's how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SWKH Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2020 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on May 18, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — SWK HOLDINGS CORPORATION q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + The 2020 Annual Meeting of Stockholders of SWK Holdings Corporation will be held on Monday, May 18, 2020 at 9:00am CT, virtually via the internet at www.meetingcenter.io/235495017. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — SWKH2020.

SWK HOLDINGS

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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Annual Meeting Proxy Card

01 - D. Blair Baker 04 - Christopher W. Haga 02 - Winston L. Black 05 - Edward B. Stead 03 - Aaron G.L. Fletcher 06 - Michael D. Weinberg For Withhold For Withhold For Withhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 0393RA + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed A and FOR Proposals 2 and 3. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 3. ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MMMMMMMMMMMMMMM 4 6 1 5 3 1 C123456789 MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ext

Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2020 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on May 18, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — SWK HOLDINGS CORPORATION qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q